THE VICTORY INSTITUTIONAL FUNDS

                       Institutional Liquid Reserves Fund

                     Supplement dated October 5, 2005 to the

                       Statement of Additional Information

                   dated March 1, 2005, as revised May 2, 2005

The following information is added to the section entitled "Advisory and Other Contracts -- Disclosure of Portfolio Holdings -- Ongoing Arrangements to Disclose Portfolio Holdings," which begins at p. 29:

      Standard & Poor's, a ratings agency, receives portfolio information weekly.




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
                         THE VICTORY INSTITUTIONAL FUNDS

                      Institutional Diversified Stock Fund

                     Supplement dated October 5, 2005 to the

                       Statement of Additional Information

                              dated March 30, 2005

The following replaced in its entirety the section entitled "Advisory and Other Contracts -- Portfolio Managers -- Compensation," which begins on p. 32:

        Compensation

        The portfolio managers of the Institutional Diversified Stock Fund (the "Fund") each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A manager's base salary is dependent on the manager's level of experience and expertise. Victory Capital Management Inc., the Fund's investment adviser (the "Adviser"), monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

        A portfolio manager's annual incentive bonus is based on the manager's individual and investment performance results. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp's corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of each portfolio manager's portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the "target," depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the "target" while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

        The Fund's  portfolio  managers  participate in the Adviser's  long-term incentive plan, the results for which are based on the Adviser's business results (the "Adviser Incentive Plan"). In addition to the Adviser Incentive Plan, each of the Fund's portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.



                                VIF-IDS-SAI-SUPP